Annual Total Returns- PIMCO International Bond Portfolio US Dollar-Hedged (Advisor Class) [BarChart] - Advisor Class - PIMCO International Bond Portfolio US Dollar-Hedged - Advisor	2015	2016	2017	2018	2019	2020
Total	0.19%	6.37%	2.66%	2.02%	6.90%	5.45%